SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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// Preliminary Proxy Statement

// Definitive Proxy Statement

/X/ Definitive Additional Materials

// Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12

// Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

T. Rowe Price Equity Funds, Inc. 333-04753/811-07639

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(Name of Registrant as Specified in its Charter)

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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Time Sensitive: Your vote is needed today!

Shareholder Meeting Adjourned

Dear Shareholder:

The Special Meeting of Shareholders for the T. Rowe Price Institutional Large-Cap Core Growth Fund held on May 26, 2021, has been adjourned to June 25, 2021. Our records indicate that we have not yet received your vote.

YOUR FUND’S BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL

Voting now helps minimize additional costs to the funds, avoids additional mailings,

and eliminates phone calls to shareholders.

The Proxy Statement we sent you in March contains important information regarding the proposal to change your fund’s diversification status that all shareholders are being asked to consider. A copy of the Proxy Statement may be viewed or downloaded at the website listed on your proxy card. If you have any questions regarding the proposals, or need assistance with voting, you may call Computershare Fund Services, the Funds’ proxy solicitor, toll-free at 1-866-865-3843.

For your convenience, please utilize any of the following methods to submit your vote:

1. Vote Online.

Visit the website noted on the enclosed proxy voting card, and follow the instructions.

2. Vote by Phone.

Call the toll-free number printed on the enclosed proxy voting card, and follow the automated instructions. Available 7 days a week, 24 hours a day.

3. Speak with a Proxy Specialist.

Call 1-866-865-3843 with any questions. Specialists can assist with voting.

Available Monday to Friday from 9 a.m. to 11 p.m. ET and Saturday from 12 p.m. to 6 p.m. ET.

4. Vote by Mail.

Mail your signed proxy voting card(s) in the postage-paid envelope included with your proxy materials.

Thank you for your prompt attention to this matter and your continued confidence in T. Rowe Price. If you have already voted, we appreciate your participation, and you may disregard this notice.